                                   EXHIBIT 13


                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            VARIABLE SEPARATE ACCOUNT

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS



STANDARDIZED AND HYPOTHETICAL PERFORMANCE SINCE INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

      P (1 + T)(n) = ERV

      P = a hypothetical initial purchase payment of $1,000

      T = average annual total return for the period in question

      n = number of years

ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

I.  VARIABLE SEPARATE ACCOUNT: STANDARDIZED 1-YEAR RETURNS

    CALCULATION OF ANNUAL RETURN

    FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

    ANNUAL RETURN = (FUND VALUE / 1000) - 1

    UNIT VALUES - (NOT APPLICABLE)

                                                        Davis
                            Alliance       Capital     Venture      Global         Mfs                                 Conservative
                             Growth     Appreciation    Value      Equities      Mid-Cap    Technology   Balanced WM   Balanced WM
                          ---------------------------------------------------------------------------------------------------------
Fund Value                  $605.36       $689.77      $748.33     $649.65       $449.80     $427.34       $829.28       $893.52
One Year Total Return        -39.46%       -31.02%      -25.17%     -35.04%       -55.02%     -57.27%       -17.07%       -10.65%
Period Years                   1.00          1.00         1.00        1.00          1.00        1.00          1.00          1.00

                          Conservative     Equity     Flexible     Growth &                             International     Mid Cap
                           Growth WM     Income WM    Income WM    Income WM    Growth WM   Income WM     Growth WM      Stock WM
                          ---------------------------------------------------------------------------------------------------------
Fund Value                  $762.76       $791.84      $936.91     $706.05       $608.15    $1,010.14      $760.59       $811.94
One Year Total Return        -23.72%       -20.82%       -6.31%     -29.40%       -39.18%        1.01%      -23.94%       -18.81%
Period Years                   1.00          1.00         1.00        1.00          1.00         1.00         1.00          1.00

                                                                       U.S.
                           Short Term     Small Cap   Strategic    Government   West Coast
                           Income WM      Stock WM    Growth WM  Securities WM  Equity WM
                          ----------------------------------------------------------------
Fund Value                  $976.96       $448.35      $713.16     $1,003.14     $692.34
One Year Total Return         -2.30%       -55.17%      -28.68%         0.31%     -30.77%
Period Years                   1.00          1.00         1.00          1.00        1.00


* Standardized 1-year returns for these portfolios are not available because the portfolios were not in the separate account for one full year.

II.  VARIABLE SEPARATE ACCOUNT: STANDARDIZED 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000)(1/5) - 1

     UNIT VALUES - (NOT APPLICABLE)

                                                        Davis
                            Alliance       Capital     Venture      Global         Mfs                                 Conservative
                             Growth     Appreciation    Value      Equities      Mid-Cap*   Technology*  Balanced WM*  Balanced WM*
                          ---------------------------------------------------------------------------------------------------------
Fund Value                  $968.19     $1,027.19      $988.93     $930.17           N/A          N/A          N/A           N/A
Five Year Total Return        -3.18%         2.72%       -1.11%      -6.98%          N/A          N/A          N/A           N/A
Period Years                   5.00          5.00         5.00        5.00          5.00         5.00         5.00          5.00


                          Conservative     Equity     Flexible     Growth &                             International     Mid Cap
                           Growth WM*    Income WM*   Income WM*   Income WM*   Growth WM*  Income WM*    Growth WM*     Stock WM*
                          ---------------------------------------------------------------------------------------------------------
Fund Value                      N/A           N/A          N/A           N/A         N/A          N/A          N/A           N/A
Five Year Total Return          N/A           N/A          N/A           N/A         N/A          N/A          N/A           N/A
Period Years                   5.00          5.00         5.00          5.00        5.00         5.00         5.00          5.00

                                                                       U.S.
                           Short Term     Small Cap   Strategic    Government   West Coast
                           Income WM*     Stock WM*   Growth WM* Securities WM* Equity WM*
                          ----------------------------------------------------------------
Fund Value                      N/A           N/A          N/A           N/A         N/A
Five Year Total Return          N/A           N/A          N/A           N/A         N/A
Period Years                   5.00          5.00         5.00          5.00        5.00


* Standardized 5-year returns for these portfolios are not available because the portfolios were not in the separate account for five full years.

IV.  VARIABLE SEPARATE ACCOUNT:  STANDARDIZED LIFETIME RETURNS

     FUND VALUE = 1000 (31 - DECEMBER - 2002 / INCEPTION DATE UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000)(1/PERIOD) - 1

                                                        Davis
                            Alliance       Capital     Venture      Global         Mfs                                 Conservative
                             Growth     Appreciation    Value      Equities      Mid-Cap    Technology   Balanced WM   Balanced WM
                          ---------------------------------------------------------------------------------------------------------
Fund Value                 $1,082.70     $1,099.75    $1,097.76    $1,022.78     $890.44      $412.22      $885.32       $937.03
Annualized Total
Return Since Inception          8.27%         9.98%        9.78%        2.28%     -10.96%      -58.78%      -11.47%        -6.30%
Period Years                    9.90          9.89         8.18         9.90        3.75         2.49         1.48          1.48

                          Conservative     Equity     Flexible     Growth &                             International     Mid Cap
                           Growth WM     Income WM    Income WM    Income WM    Growth WM   Income WM     Growth WM      Stock WM
                          ---------------------------------------------------------------------------------------------------------
Fund Value                  $824.92       $871.38      $977.17      $767.02      $657.71    $1,042.19      $819.44       $893.91
Annualized Total
Return Since Inception       -17.51%       -12.86%       -2.28%      -23.30%      -34.23%        4.22%      -18.06%       -10.61%
Period Years                   1.48          1.48         1.48         1.48         1.48         1.48         1.48          1.48

                                                                       U.S.
                           Short Term     Small Cap   Strategic    Government   West Coast
                           Income WM      Stock WM    Growth WM  Securities WM  Equity WM
                          ----------------------------------------------------------------
Fund Value                 $1,013.23      $542.43      $777.75     $1,030.94     $750.76
Annualized Total
Return Since Inception          1.32%      -45.76%      -22.22%         3.09%     -24.92%
Period Years                    1.48         1.48         1.48          1.48        1.48

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.  CALCULATION OF STANDARDIZED ANNUAL RETURN

     UNIT VALUES:


                                                        Davis
                            Alliance       Capital     Venture      Global         Mfs                                 Conservative
                             Growth     Appreciation    Value      Equities      Mid-Cap    Technology   Balanced WM   Balanced WM
                          ---------------------------------------------------------------------------------------------------------
Inception Dates             02/09/93      02/12/93     10/28/94     02/09/93     04/01/99    07/05/00     07/09/01       07/09/01
Inception Date Unit Value     $10.00        $10.00       $10.00       $10.00       $10.00      $10.00       $10.00         $10.00
12/31/2002                    $10.83        $11.00       $10.98       $10.23        $8.90       $4.12        $8.85          $9.37

                          Conservative     Equity     Flexible     Growth &                             International     Mid Cap
                           Growth WM     Income WM    Income WM    Income WM    Growth WM   Income WM     Growth WM      Stock WM
                          ---------------------------------------------------------------------------------------------------------
Inception Dates             07/09/01      07/09/01     07/09/01     07/09/01     07/09/01    07/09/01     07/09/01       07/09/01
Inception Date Unit Value     $10.00        $10.00       $10.00       $10.00       $10.00      $10.00       $10.00         $10.00
12/31/2002                     $8.25         $8.71        $9.77        $7.67        $6.58      $10.42        $8.19          $8.94

                                                                       U.S.
                           Short Term     Small Cap   Strategic    Government   West Coast
                           Income WM      Stock WM    Growth WM  Securities WM  Equity WM
                          ----------------------------------------------------------------
Inception Dates             07/09/01      07/09/01     07/09/01     07/09/01     07/09/01
Inception Date Unit Value     $10.00        $10.00       $10.00       $10.00       $10.00
12/31/2002                    $10.13         $5.42        $7.78       $10.31        $7.51

I.   VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL 1-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000) - 1

     UNIT VALUES - (NOT APPLICABLE)

                                                        Davis
                            Alliance       Capital     Venture      Global         Mfs                                 Conservative
                             Growth     Appreciation    Value      Equities      Mid-Cap    Technology   Balanced WM   Balanced WM
                          ---------------------------------------------------------------------------------------------------------
Fund Value                  $605.36       $689.77      $748.33      $649.65      $449.80      $427.34      $829.28       $893.52
One Year Total Return        -39.46%       -31.02%      -25.17%      -35.04%      -55.02%      -57.27%      -17.07%       -10.65%
Period Years                   1.00          1.00         1.00         1.00         1.00         1.00         1.00          1.00

                          Conservative     Equity     Flexible     Growth &                             International     Mid Cap
                           Growth WM     Income WM    Income WM    Income WM    Growth WM   Income WM     Growth WM      Stock WM
                          ---------------------------------------------------------------------------------------------------------
Fund Value                  $762.76       $791.84      $936.91       $706.05     $608.15    $1,010.14      $760.59       $811.94
One Year Total Return        -23.72%       -20.82%       -6.31%       -29.40%     -39.18%        1.01%      -23.94%       -18.81%
Period Years                   1.00          1.00         1.00          1.00        1.00         1.00         1.00          1.00

                                                                       U.S.
                           Short Term     Small Cap   Strategic    Government   West Coast
                           Income WM      Stock WM    Growth WM  Securities WM  Equity WM
                          ----------------------------------------------------------------
Fund Value                  $976.96       $448.35      $713.16     $1,003.14     $692.34
One Year Total Return         -2.30%       -55.17%      -28.68%         0.31%     -30.77%
Period Years                   1.00          1.00         1.00          1.00        1.00


* 1 - year returns for these portfolios are not available because the portfolios were not available for one full year.

II.  VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000)(1/5) - 1

     UNIT VALUES - (NOT APPLICABLE)

                                                        Davis
                            Alliance       Capital     Venture      Global         Mfs                                 Conservative
                             Growth     Appreciation    Value      Equities      Mid-Cap*   Technology*  Balanced WM   Balanced WM*
                          ---------------------------------------------------------------------------------------------------------
Fund Value                  $968.19     $1,027.19      $988.93      $930.17          N/A          N/A    $1,043.72           N/A
Five Year Total Return        -3.18%         2.72%       -1.11%       -6.98%         N/A          N/A         4.37%          N/A
Period Years                   5.00          5.00         5.00         5.00         5.00         5.00         5.00          5.00

                          Conservative     Equity     Flexible     Growth &                             International     Mid Cap
                           Growth WM     Income WM*   Income WM    Income WM    Growth WM   Income WM     Growth WM      Stock WM*
                          ---------------------------------------------------------------------------------------------------------
Fund Value                 $1,036.48          N/A     $1,044.02      $995.64    $1,014.06   $1,043.88      $953.62           N/A
Five Year Total Return          3.65%         N/A          4.40%       -0.44%        1.41%       4.39%       -4.64%          N/A
Period Years                    5.00         5.00          5.00         5.00         5.00        5.00         5.00          5.00

                                                                       U.S.
                           Short Term     Small Cap   Strategic    Government   West Coast
                           Income WM      Stock WM    Growth WM  Securities WM  Equity WM*
                          ----------------------------------------------------------------
Fund Value                 $1,039.73      $922.11     $1,038.37    $1,045.45         N/A
Five Year Total Return          3.97%       -7.79%         3.84%        4.55%        N/A
Period Years                    5.00         5.00          5.00         5.00        5.00

* 5 - year returns for these portfolios are not available because the portfolios were not available for five full years.

III. VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 10-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000)(1/10) - 1

     UNIT VALUES - (NOT APPLICABLE)

                                                        Davis
                            Alliance       Capital     Venture      Global         Mfs                                 Conservative
                             Growth*    Appreciation    Value*     Equities*     Mid-Cap*   Technology*  Balanced WM*  Balanced WM*
                          ---------------------------------------------------------------------------------------------------------
Fund Value                      N/A      $1,103.71         N/A           N/A         N/A          N/A          N/A           N/A
Ten Year Total Return           N/A          10.37%        N/A           N/A         N/A          N/A          N/A           N/A
Period Years                  10.00          10.00       10.00         10.00       10.00        10.00        10.00         10.00

                          Conservative     Equity     Flexible     Growth &                             International     Mid Cap
                           Growth WM*    Income WM*   Income WM*   Income WM*   Growth WM*  Income WM*    Growth WM*     Stock WM*
                          ---------------------------------------------------------------------------------------------------------
Fund Value                      N/A           N/A          N/A           N/A         N/A          N/A          N/A           N/A
Ten Year Total Return           N/A           N/A          N/A           N/A         N/A          N/A          N/A           N/A
Period Years                  10.00         10.00        10.00         10.00       10.00        10.00        10.00         10.00

                                                                       U.S.
                           Short Term     Small Cap   Strategic    Government   West Coast
                           Income WM*     Stock WM*   Growth WM* Securities WM* Equity WM*
                          ----------------------------------------------------------------
Fund Value                      N/A           N/A          N/A           N/A          N/A
Ten Year Total Return           N/A           N/A          N/A           N/A          N/A
Period Years                  10.00         10.00        10.00         10.00        10.00

* 10 - year returns for these portfolios are not available because the portfolios were not available for ten full years.

IV.  VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL LIFETIME RETURNS

     FUND VALUE = 1000 (31 - DECEMBER - 2002  / INCEPTION DATE UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000)(1/PERIOD) - 1

                                                        Davis
                            Alliance       Capital     Venture      Global         Mfs                                 Conservative
                             Growth     Appreciation    Value      Equities      Mid-Cap    Technology   Balanced WM   Balanced WM
                          ---------------------------------------------------------------------------------------------------------
Fund Value                 $1,082.70     $1,107.48    $1,097.76    $1,022.78     $890.44     $412.22     $1,047.81      $1,000.72
Annualized Total
Return Since Inception          8.27%        10.75%        9.78%        2.28%     -10.96%     -58.78%         4.78%          0.07%
Period Years                    9.90         15.79         8.18         9.90        3.75        2.49          5.58           4.69

                          Conservative     Equity     Flexible     Growth &                             International     Mid Cap
                           Growth WM     Income WM    Income WM    Income WM    Growth WM   Income WM     Growth WM      Stock WM
                          ---------------------------------------------------------------------------------------------------------
Fund Value                 $1,041.72     $1,010.82    $1,046.66    $1,078.31    $1,081.50   $1,051.57     $1,001.15     $1,026.71
Annualized Total
Return Since Inception          4.17%         1.08%        4.67%        7.83%        8.15%       5.16%         0.12%         2.67%
Period Years                    5.58          4.68         5.31         8.97         9.66        9.66          9.66          2.67

                                                                       U.S.
                           Short Term     Small Cap   Strategic    Government   West Coast
                           Income WM      Stock WM    Growth WM  Securities WM  Equity WM
                          ----------------------------------------------------------------
Fund Value                 $1,038.22     $1,015.05    $1,047.22    $1,047.72    $1,043.89
Annualized Total
Return Since Inception          3.82%         1.50%        4.72%        4.77%        4.39%
Period Years                    8.97          8.97         5.58         9.66         4.68

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.  CALCULATION OF HYPOTHETICAL ANNUAL RETURN

      UNIT VALUES:

                                                        Davis
                            Alliance       Capital     Venture      Global         Mfs                                 Conservative
                             Growth     Appreciation    Value      Equities      Mid-Cap    Technology   Balanced WM   Balanced WM
                          ---------------------------------------------------------------------------------------------------------
Inception Dates             02/09/93      03/23/87    10/28/94     02/09/93     04/01/99     07/05/00     06/03/97       04/23/98
Inception Date Unit Value     $10.00        $10.00      $10.00       $10.00       $10.00       $10.00       $10.00         $10.00
12/31/2002                    $10.83        $11.07      $10.98       $10.23        $8.90        $4.12       $10.48         $10.01

                          Conservative     Equity     Flexible     Growth &                             International     Mid Cap
                           Growth WM     Income WM    Income WM    Income WM    Growth WM   Income WM     Growth WM      Stock WM
                          ---------------------------------------------------------------------------------------------------------
Inception Dates             06/03/97      04/28/98    09/09/97     01/12/94     05/07/93     05/07/93     05/07/93       05/01/00
Inception Date Unit Value     $10.00        $10.00      $10.00       $10.00       $10.00       $10.00       $10.00         $10.00
12/31/2002                    $10.42        $10.11      $10.47       $10.78       $10.82       $10.52       $10.01         $10.27

                                                                       U.S.
                           Short Term     Small Cap   Strategic    Government   West Coast
                           Income WM      Stock WM    Growth WM  Securities WM  Equity WM
                          ----------------------------------------------------------------
Inception Dates             01/12/94      01/12/94    06/03/97     05/06/93     04/28/98
Inception Date Unit Value     $10.00        $10.00      $10.00       $10.00       $10.00
12/31/2002                    $10.38        $10.15      $10.47       $10.48       $10.44